SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): April 1, 1997



                             CAIRN ENERGY USA, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-10156                 23-2169839
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

8115 Preston Road, Suite 500
     Dallas, Texas                                          75225
----------------------------------------      ---------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (214) 369-0316

CORPDAL:63397.2 15467-00006
                                                         1

ITEM 5.           OTHER EVENTS.

I.       Rights Plan

         On March 27, 1997, the Board of Directors of CAIRN ENERGY USA, INC. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Stock"). The dividend is payable on April 11, 1997 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company (the "Preferred Stock") at a price of $40 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of April 1, 1997, as the same may be amended from time to time (the "Rights Agreement"), between the Company and STOCK TRANSFER COMPANY OF AMERICA, INC., as Rights Agent (the "Rights Agent").


         Detachment of Rights: Exercise. Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or
(ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of this Summary of Rights.

         The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.




CORPDAL:63397.2 15467-00006
                                                         2

         The Rights are not exercisable until the Distribution Date. The Rights will expire on March 31, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

         In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

         Preferred Shares. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a dividend payment per share equal to an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $1.00 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These Rights are protected by customary antidilution provisions.




CORPDAL:63397.2 15467-00006
                                                         3

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximately the value of one share of Common Stock.

         The offer and sale of the Preferred Shares or Common Shares issuable upon exercise of the Rights will be registered pursuant to the Securities Act of 1933, as amended; such registration will not become effective until the Rights become exercisable.

         Antidilution and Other Adjustments. The number of one one-thousandths of a Preferred Share or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         Redemption of Rights. At any time prior to the earlier of (i) the Distribution Date or (ii) the Final Expiration Date, the Board of Directors of the Company may redeem all but not less than all of the then outstanding Rights at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. At the effective time of such redemption, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         No Rights as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Amendment of Rights. For so long as the Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the redemption price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

         This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement filed herewith as Exhibit 4.1, which is hereby incorporated by reference.






CORPDAL:63397.2 15467-00006
                                                         4

ITEM 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

                           (4) Instruments defining rights of security holders, including indentures:

                                    4.1     Rights  Agreement  dated as of April
                                            1, 1997  between  Cairn  Energy USA,
                                            Inc. and Stock  Transfer  Company of
                                            America,  Inc.,  which  includes the
                                            form of Certificate of  Designations
                                            for  Designating  Series   A  Junior
                                            Participating Preferred  Stock, $.01
                                            par value, as Exhibit A, the form of
                                            Right  Certificate  as Exhibit B and
                                            the  Summary of Rights to   Purchase
                                            Series    A   Junior   Participating
                                            Preferred Stock as Exhibit C.

                                    4.2     Form  of Certificate  of Designation
                                            for  Designating   Series  A  Junior
                                            Participating  Preferred Stock, $.01
                                            par value (included as  Exhibit A to
                                            Rights Agreement  filed  as  Exhibit
                                            4.1 hereto).

                                    4.3     Form of Right Certificate  (included
                                            as  Exhibit  B to  Rights  Agreement
                                            filed  as   Exhibit   4.1   hereto).
                                            Pursuant  to the  Rights  Agreement,
                                            printed Right  Certificates will not
                                            be   mailed   until   as   soon   as
                                            practicable  after the  Distribution
                                            Date.

                                    4.4     Form  of   Summary   of   Rights  to
                                            Purchase     Series     A     Junior
                                            Participating     Preferred    Stock
                                            (included  as  Exhibit  C to  Rights
                                            Agreement   filed  as  Exhibit   4.1
                                            hereto)    which    together    with
                                            certificates     representing    the
                                            outstanding  Common  Shares  of  the
                                            Company  shall  represent the Rights
                                            until the Distribution Date.

                                    4.5     Specimen  of  legend  to  be  placed
                                            pursuant  to  Section  3(c)  of  the
                                            Rights Agreement,  on all new Common
                                            Share   certificates   issued  after
                                            April  11,  1997  and  prior  to the
                                            Distribution   Date  upon  transfer,
                                            exchange or new  issuance  (included
                                            in   Section   3(c)  of  the  Rights
                                            Agreement  incorporated by reference
                                            herein as Exhibit 4.1).






CORPDAL:63397.2 15467-00006
                                                         5

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 2, 1997


                                        Cairn Energy USA, Inc.


                                        By:/s/Michael R. Gilbert
                                           ---------------------
                                        Name: Michael R. Gilbert
                                        Title:    President



CORPDAL:63397.2 15467-00006
                                                         6

                                  EXHIBIT INDEX



                                                                    Sequentially
       Exhibit                                                        Numbered
         No.                  Exhibit Description                       Page

         (4)            Instruments defining the rights
                        of security holders, including
                        indentures:

                        4.1     Rights  Agreement  dated as of April
                                1, 1997  between  Cairn  Energy USA,
                                Inc. and Stock  Transfer  Company of
                                America,  Inc.,  which  includes the
                                form of Certificate of  Designations
                                for  Designating   Series  A  Junior
                                Participating Preferred  Stock, $.01
                                par value, as Exhibit A, the form of
                                Right  Certificate  as Exhibit B and
                                the  Summary of Rights to   Purchase
                                Series    A   Junior   Participating
                                Preferred Stock as Exhibit C.


                        4.2     Form  of Certificate  of Designation
                                for  Designating   Series  A  Junior
                                Participating  Preferred Stock, $.01
                                par value (included as  Exhibit A to
                                Rights Agreement  filed  as  Exhibit
                                4.1 hereto).

                        4.3     Form of Right Certificate  (included
                                as  Exhibit  B to  Rights  Agreement
                                filed  as   Exhibit   4.1   hereto).
                                Pursuant  to the  Rights  Agreement,
                                printed Right  Certificates will not
                                be   mailed   until   as   soon   as
                                practicable  after the  Distribution
                                Date.

                        4.4     Form  of   Summary   of   Rights  to
                                Purchase     Series     A     Junior
                                Participating     Preferred    Stock
                                (included  as  Exhibit  C to  Rights
                                Agreement   filed  as  Exhibit   4.1
                                hereto)    which    together    with
                                certificates     representing    the
                                outstanding  Common  Shares  of  the
                                Company  shall  represent the Rights
                                until the Distribution Date.

                        4.5     Specimen  of  legend  to  be  placed
                                pursuant  to  Section  3(c)  of  the
                                Rights Agreement,  on all new Common
                                Share   certificates   issued  after
                                April  11,  1997  and  prior  to the
                                Distribution   Date  upon  transfer,
                                exchange or new  issuance  (included
                                in   Section   3(c)  of  the  Rights
                                Agreement  incorporated by reference
                                herein as Exhibit 4.1).






CORPDAL:63397.2 15467-00006
                                                         7